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                                                                    EXHIBIT 10.4




                             HYDROGENICS CORPORATION

                                OPTION AGREEMENT

HYDROGENICS CORPORATION (the "COMPANY"), hereby grants to the Optionee named below (the "OPTIONEE"), an option (the "OPTION") to purchase, in accordance with and subject to the terms, conditions and restrictions of this Agreement together with the provisions of the Stock Option Plan (the "PLAN") of the Company, the number and class of shares of the Company at the price per share set forth below:

Name of Optionee: ______________________________________________________________

Date of Grant: _________________________________________________________________

Class and Number of Shares subject to Option (the "Shares"): ___________________

Exercise Price: ________________________________________________________________

1. The terms and conditions of the Plan are hereby incorporated herein by reference as terms and conditions of this Agreement and all capitalized terms used herein shall, unless expressly defined herein in a different manner, have the meanings ascribed thereto in the Plan. The Optionee acknowledges that the Optionee has received, read and understands the Plan.

2. Subject to section 4.4 of the Plan, and unless otherwise determined by the Board at the time of granting an Option, each Option shall be exercisable in the instalments set forth in section 4.4 of the Plan.

3. In no event shall the Option granted hereunder be exercisable after the expiration of the relevant Exercise Period.

4. Each notice relating to the Option, including the exercise thereof, shall be in writing. All notices to the Company shall be delivered personally or by prepaid registered mail and shall be addressed to:
         Hydrogenics Corporation, 5985 McLaughlin Road, Mississauga, Ontario L5Y 1B8, Attention: Treasurer. All notices to the Optionee shall be addressed to the principal address of the Optionee on file with the Company. Either the Company or the Optionee may designate a different address by written notice to the other. Such notices shall be deemed to be received, if delivered personally, on the date of delivery, and if sent by prepaid, registered mail, on the fifth (5th) business day following the date of mailing. Any notice given by either the Optionee or the Company shall not be binding on the recipient thereof until received.

5. When the issuance of Shares on the exercise of the Option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency having jurisdiction, the Company reserves the right to refuse to issue such Shares for so long as such conflict or inconsistency remains outstanding.
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6.       Except as expressly provided in the Plan, during the lifetime of the
         Optionee, the Option granted pursuant to this Agreement may only be exercised by the Optionee personally and no assignment or transfer of the Option, whether voluntary, involuntary, by operation of law or otherwise, shall vest any interest or right in such Option whatsoever in any assignee or transferee, and immediately upon any assignment or transfer or any attempt to make the same, the Option granted hereunder shall terminate and be of no further force or effect.

7.       The Optionee hereby acknowledges and agrees that:

         (a) any rule, regulation or determination, including the interpretation by the Board of the Plan, the Option granted hereunder and the exercise thereof, shall be final and conclusive for all purposes and binding on all Persons including the Company and the Optionee;

         (b) the grant of the Option shall not affect in any way the right of the Company or any affiliate of the Company to terminate the employment of the Optionee or the Optionee's term as a Director or Consultant; and

         (c) the Optionee has been advised to seek independent legal advice in connection with his or her participation in the Plan and the entering into of this Agreement and has been given every opportunity to do so.

8. This Agreement has been made in and shall be construed under and in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.



                                                    HYDROGENICS CORPORATION



                                                    Per:
                                                    ____________________________
                                                    Name:
                                                    Title:

SIGNED, SEALED AND DELIVERED
In the presence of:



____________________________                        ___________________________
       Witness                                            Name of Optionee